UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 5, 2007

CANDELA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(I.R.S. Employer Identification Number)

530 Boston Post Road, Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02(b).         Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2007, Candela Corporation (NASDAQ: CLZR) announced that F. Paul Broyer, Senior Vice President of Finance and Administration and Chief Financial Officer, since 1996, has informed the company of his plans to leave for a chief financial officer opportunity at a privately-held company.  To ensure a smooth transition, Broyer will continue to work with Candela until April 30, 2007.  Candela’s Treasurer and Corporate Controller, Robert E. Quinn, will assume Mr. Broyer’s day to day responsibilities while the Company conducts a search for Broyer’s successor. Mr. Quinn has been with Candela since 2003 and has twenty-plus years of senior financial accounting experience.

On April 5, 2007, Candela issued a press release regarding the resignations of Mr. Broyer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release issued by Candela Corporation dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

	By:	/s/ F. Paul Broyer
F. Paul Broyer
Senior Vice President, Finance &
Administration, and Chief Financial Officer
(principal financial and accounting officer)
Date: April 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 5, 2007.